UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 22, 2013

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 22, 2013, Authentidate Holding Corp. entered into an agreement (the “Amendment Agreement”) with certain purchasers (the “Purchasers”) that were a party to the Securities Purchase Agreement dated October 12, 2010 (the “2010 Purchase Agreement”) and who hold a majority of the currently outstanding securities sold by the Company in its October 2010 private placement, to amend the terms of the 2010 Purchase Agreement, in order to provide for a six-month restriction on the transferability of the shares of common stock issuable upon conversion (the “Conversion Shares”) of the Series C Convertible Redeemable Preferred Stock (the “Series C Preferred Stock”).

Pursuant to the 2010 Purchase Agreement, the Company sold and issued to the Purchasers shares of the Series C Preferred Stock, shares of common stock and common stock purchase warrants. The 2010 Purchase Agreement may be amended upon the written agreement of the Company and the Purchasers holding at least 50% of the outstanding securities issued pursuant to the 2010 Purchase Agreement. The Company entered into the Amendment Agreement with Purchasers holding a majority of the outstanding securities which were issued under the 2010 Purchase Agreement, including Lazarus Investment Partners, LLLP, which as of the record date for the Company’s Special Meeting to be held on April 5, 2013, owned approximately 23.8% of our common stock and 40% of our Series C Preferred Stock.

In connection with the execution of the Amendment Agreement, on March 22, 2013, the Company also amended the Board Nomination and Observer Agreement (the “Board Nomination Amendment”) that it entered into with Lazarus Investment Partners LLLP in September 2012. Under the amendment to this agreement, we extended by 90 days the time period within which Lazarus Investment Partners must decide whether to nominate an individual for election to our board of directors. Lazarus Investment Partners has designated Mr. Eliot Penn as its observer pursuant to this agreement.

The descriptions of terms and conditions of the Amendment Agreement and the amendment to the Board Nomination Amendment set forth above do not purport to be complete and are qualified in their entirety by the full text of the form of Amendment Agreement and the Board Nomination Amendment, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Amendment Agreement

10.2	Amendment to Board Nomination Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	O’Connell Benjamin
	Name:	O’Connell Benjamin
	Title:	Chief Executive Officer

Date: March 27, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Amendment Agreement

10.2	Amendment to Board Nomination Agreement

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